Exhibit 99.(h)(1)(F)

AMENDMENT
To
Transfer Agency and Service Agreement
Between
Boston Financial Data Services, Inc.
And
American Beacon Funds

This Amendment is made as of this 16th day of October, 2017, by  Boston  Financial  Data Services, Inc. (the "Transfer Agent") and American Beacon Funds (the "Fund" or "Funds"). In accordance with Section 15 (Additional Funds) and Section 17 (Amendment) of the Transfer Agency and Service Agreement between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended (the "Agreement"),  the  parties desire to amend  the  Agreement  as set  forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. The current Schedule A to the Agreement is hereby replaced and superseded with the Schedule A attached hereto, effective as of October 16, 2017; and

2.	All defined terms and definitions in the Agreement shall be the same in this Amendment (the "Amendment") except as specifically revised by this Amendment; and

3,	Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their du1y authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS		BOSTON FINANCIAL DATA SERVICES

By:	/s/Terri McKinney	By:	/s/George T. Costas

Name:	Terri McKinney	Name:	George T. Costas

Title:	Vice President	Title:	Managing Director
As an Authorized Officer on behalf of each of the funds indicated on Schedule A.

SCHEDULE A
Effective:  October 16, 2017

AMERICAN  BEACON FUNDS:

A Class
Acadian Emerging Markets Managed Volatility Fund - A Class
AHL Managed Futures Strategy Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Brldgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Growth II Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Crescent Short Duration High Income Fund - A Class
Flexible Bond Fund - A Class
GLG Total Return Fund - A Class
Global Evolution Frontier Markets Income Fund - A Class
Grosvenor Long/Short Fund - A Class
International Equity Fund - A Class
Ionic Strategic Arbitrage Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
SGA Global Growth Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund,- A Class
The London Company Income Equity Fund - A Class
Zebra Small Cap Equity Fund - A Class

Advisor Class
Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund-Advisor Class

C Class
Acadian Emerging Markets Managed Volatility Fund - C Class
AHL Managed Futures Strategy Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Growth II Fund - C Class
Bridgeway  Large Cap Value Fund - C Class
Crescent Short Duration High Income Fund - C Class
Flexible Bond Fund - C Class
GLG Total Return Fund - C Class
Global Evolution Frontier Markets Income Fund - C Class
Grosvenor Long/Short Fund - C Class
International Equity Fund - C Class
Ionic Strategic Arbitrage Fund - C Class

SCHEDULE A
Effective:   October 16, 2017

C Class (continued)
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
SGA Global Growth Fund - C Class
S:i.M High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
Zebra Small Cap Equity Fund - C Class

Institutional Class
Acadian Emerging Markets Managed Volatility Fund - Inst. Class
AID., Managed Futures Strategy Fund - Inst. Class
Alpha Quant Core Fund - Inst. Class
Alpha Quant Dividend Fund - Inst. Class
Alpha Quant Quality Fund - Inst. Class
Alpha Quant Value Fund - Inst. Class
ARK Transformational Innovation Fund - Inst. Class
Bahl & Gaynor Small Cap Growth Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Growth Fund - Inst. Class
Bridgeway Large Cap Growth IT Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Crescent Short Duration High Income Fund - Inst. Class
Flexible Bond Fund - Inst. Class
Garcia Hamilton Quality Bond Fund - Inst. Class
GLG Total Return Fund - Inst. Class
Global Evolution Frontier Markets Income Fund - Inst. Class
Grosvenor Long/Short Fund - Inst. Class
International Equity Fund - Inst. Class
Ionic Strategic Arbitrage Fund - Inst. Class
Large Cap Value Fund - Inst. Class
Mid-Cap Value Fund - Inst. Class
Numeric Integrated Alpha Fund - Inst. Class
SGA Global Growth Fund - Inst. Class
Shapiro Equity Opportunities Fund - Inst. Class
Shapiro SMID Cap Equity Fund - Inst. Class
SiM High Yield Opportunities Fund - Inst. Class
Small Cap Value Fund - Inst. Class
Sound Point Floating Rate Income Fund - Inst. Class
Stephens Mid-Cap Growth Fund - Inst. Class
Stephens Small Cap Growth Fund - Inst. Class
The London Company Income Equity Fund - Inst. Class
TwentyFour Strategic Income Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

SCHEDULE A
Effective:   October 16, 2017

Investor Class
Acadian Emerging Markets Managed Volatility Fund - Investor Class
AHL Managed Futures Strategy Fund - Investor Class
Alpha Quant Core Fund - Investor Class
Alpha Quant Dividend Fund - Investor Class
Alpha Quant Quality Fund - Investor Class
Alpha Quant Value Fund - Investor Class
ARK Transformational Innovation Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Growth Il Fund - Investor Class
Bridgeway Large Cap Value Fund- Investor Class
Crescent Short Duration High Income Fund - Investor Class
Flexible Bond Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
GLG Total Return Fund - Investor Class
Global Evolution Frontier Markets Income Fund - Investor Class
Grosvenor Long/Short Fund - Investor Class
International Equity Fund - Investor Class
Ionic Strategic Arbitrage Fund - Investor Class
Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class
Numeric Integrated Alpha Fund - Investor Class
SGA Global Growth Fund - Investor Class
Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
Sound Point Floating Rate Income Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
TwentyFour Strategic Income Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

R6CLASS
Bridgeway Large Cap Value Fund - R6 Class
International Equity Fund - R6 Class
Large Cap Value Fund - R6 Class
Small Cap Value Fund - R6 Class

SP Class
Sound Point Floating Rate Income Fund - SP Class

Ultra Class
GLG Total Return Fund - Ultra Class
Grosvenor Long/Short Fund - Ultra Class
Numeric Integrated Alpha Fund - Ultra Class
TwentyFour Strategic Income Fund - Ultra Class

SCHEDULE A
Effective:  October 16, 2017

Y Class

Acadian Emerging Markets Managed Volatility Fund - Y Class
AHL Managed Futures Strategy Fund - Y Class
Alpha Quant Core Fund - Y Class
Alpha Quant Dividend Fund - Y Class
Alpha Quant Quality Fund - Y Class
Alpha Quant Value Fund - Y  Class
ARK Transformational Innovation Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Growth TI Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Crescent Short Duration High Income Fund - Y Class
Flexible Bond Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
GLG Total Return Fund - Y Class
Global Evolution Frontier Markets Income Fund - Y Class
Grosvenor Long/Short Fund - Y Class
International Equity Fund - Y Class
Ionic Strategic Arbitrage Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
Numeric Integrated Alpha Fund - Y Class
SGA Global Growth Fund - Y Class
Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Sound Point Floating Rate Income Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
TwentyFour Strategic Income Fund - Y Class
Zebra Small Cap Equity Fund - Y Class